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                                                                  MARCH 31, 2005

   NORTHERN FUNDS -- FIXED INCOME FUNDS SUPPLEMENT
   DATED MAY 17, 2005 TO PROSPECTUS DATED JULY 31, 2004
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   The following replaces the fifth paragraph under "Fund Management" on page 44 of the Prospectus:

   The management team leaders for the HIGH YIELD FIXED INCOME FUND are M. Jane McCart, Senior Vice President, Matthew Toms, Vice President, and Edward J. Casey, Vice President of Northern Trust. Ms. McCart has had such responsibility since May 2005, and Mr. Toms and Mr. Casey since April 2005. Ms. McCart joined Northern Trust in 1998 and during the past five years has been a senior municipal fixed income portfolio manager. After joining Northern Trust in 2000, Mr. Toms has managed various global debt fixed income portfolios. Mr. Casey joined Northern Trust in 2002 as an investment grade securities trader. Since 2004, Mr. Casey has been an assistant portfolio manager and trader for high yield portfolios. From 1996 to 2002, he was with Columbia Management Group (formerly a FleetBoston Company) where he was a portfolio trader.